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                                                                  EXHIBIT 10.3.3

                      SUPPLEMENT NO. 4 dated May 15, 2000
                   to Employment Agreement dated May 1, 1992
             between ROBERT J. GULA and AM GENERAL CORPORATION, as
             amended by Supplement No. 1, dated December 16, 1993;
                  Supplement No. 2, dated February 16, 1995;
                   Supplement No. 3, dated October 13, 1997



1. Effective as of May 15, 2000, Section 2(a) of the Employment Agreement is amended to read in its entirety as follows:

          "(a) a salary at the rate of Two Hundred Five Thousand ($205,000) Dollars per year (or such greater amount as Employer may from time to time determine), payable periodically in accordance with the Employer's usual executive payroll payment procedures; plus"

2. Effective for the fiscal year commencing November 1, 1999, the introduction to Section 2(b) is amended to read in its entirety as follows:

          (b) an annual bonus of Seventy Five Thousand ($75,000) Dollars for each fiscal year (ending October 31/st/), provided that


     Except as expressly modified hereby, all provisions of the Employment Agreement as supplemented by Supplement Nos. 1-3 shall remain in full force and effect.



                                             AM GENERAL CORPORATION


                                             By: __________________________
                                                 Employer

                                             By: __________________________
                                                 Employee
_______________________
Witness